Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Future Minimum Lease Payments Required under Operating Leases

The Company leases office space as mentioned in note 14. Expense for the operating lease was $32, $29, and $26 in 2014, 2013, and 2012, respectively. The future minimum lease payments required under operating leases are as follows:

2015	$22
2016	24
2017	24
2018	24
2019	24
2020 and beyond	12

Total	$130